UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    September 29, 2006
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                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

         Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

5 Bissell Street, Lakeville, Connecticut                             06039-1868
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(Address of principal executive offices)                             (zip code)


Registrant's telephone number, including area code: (860) 435-9801
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      On September 29, 2006, the Company's subsidiary, Salisbury Bank and Trust Company (the "Bank"), by mutual agreement, extended the term of the existing Change in Control Agreements (the "Agreements") between the Bank and the following officers of the Bank for an additional twelve (12) month period: John
F. Perotti, Richard J. Cantele, Jr., John F. Foley, Todd M. Clinton, Diane E.R. Johnstone, Joseph C. Law, Lana J. Morrison, William C. Lambert, Sharon A. Pilz, Geoffrey A. Talcott, Melanie K. Neely, Gerard J. Baldwin, Darrell S. Long and Elizabeth A. Summerville ("Executives"). Pursuant to such extension, the Agreements, which were scheduled to expire on September 30, 2006, will remain in full force and effect until September 30, 2007, provided that in the case of a "change in control" (as defined in the Agreements) occurring prior to September 30, 2007, the Agreements shall remain in effect for twelve (12) months after the date on which any such change in control is consummated.

       The Agreements provide that if following a "change in control" of the Company or the Bank, an Executive is terminated under certain defined circumstances, or is reassigned, within a period of twelve (12) months following such change in control, such Executive will be entitled to a lump sum payment equal to his or her twelve (12) month (or six (6) month in the case of Ms. Summerville) compensation based upon the most recent aggregate base salary paid to the Executive in the twelve (12) month period immediately preceding the date of the change in control. In no event shall such payments be made in an amount that would cause them to be deemed non-deductible to the Bank by reason of the operation of Section 280G of the Internal Revenue Code. The purpose of the Agreements is to provide certain potential benefits to the Executives solely in the event of a change in control and do not provide a contract for employment.

Item 9.01   Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   Not Applicable.

            (d)   Exhibits.
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                  10.1 Form of Extension of Change in Control Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: October 20, 2006                SALISBURY BANCORP, INC.


                                       By:    /s/ John F. Perotti
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                                            John F. Perotti
                                            Chairman and Chief Executive Officer